HAMPSHIRE GROUP

Investor Presentation

September 2012

Disclaimer

These materials contain forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to future events. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date hereof. The Company takes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events. Management believes that supplementing its financial statements prepared in accordance with generally accepted accounting principles in the United States ("GAAP") with certain non-GAAP financial measures, as defined by the SEC, provides a more comprehensive understanding of the Company's financial condition and results of operations and offers greater insight into the Company's results from operations. Such measures include EBITDA and Adjusted EBITDA and should not be considered an alternative to comparable GAAP financial measures. Readers are urged to review and consider carefully the various disclosures made by the Company in its Form 10-K and other Securities and Exchange Commission filings, which advise interested parties of certain factors that affect the Company's business.

Who We Are

- Founded in 1976
- Vertically integrated sportswear manufacturer and marketer
- Produce licensed, private label and branded proprietary product
- Production facility in Honduras, sourcing office in China, business office in South Carolina, headquarters & showroom in New York
- Major retail customers including department stores, chain stores, mass market and vertical specialty stores
- Publicly traded on the OTC Markets under the symbol, “HAMP”

The Markets We Target

- U.S. Apparel market for 2011 > $199 billion
- Men's is the fastest growing segment in the adult apparel market
- Dollar sales for Men's grew 4% to $55 billion in 2011


Historical Markets
We Served
Department
Stores
0%
14%
National
Chains
13%
Mass
Merchants
16%
Other
57%
Markets We
Currently Serve

NPD Data

Investment Considerations

- Experienced Management Team
- Turnaround and Rationalization of Business Well In-Process, Expect to be Completed in 2013
- New Business Model Leverages Fixed Costs and Core Competencies of Design, Manufacturing and Marketing
- Improving Financial Performance as Evidenced by Expected 2H12 and FY13 Profitability
- Multiple Growth Opportunities Leading to a Strong Return on Equity While Utilizing Significant NOLs
- No Long-term Indebtedness; Strong Working Capital/Cash Position

Management Team

Experienced Retail Apparel Management Team

Heath Golden President & CEO	7+ years apparel industry experience with extensive customer, supplier and licensor interaction; preceded by 6+ years of advising public companies
David Gren President, Rio Garment	20+ years manufacturing expertise; extensive sales experiences in vertical specialty channel
Robert Stec President, Hampshire Brands	30+ years retail expertise; nearly a decade at VF Corporation (Wrangler®, Jansport® , Marithé + François Girbaud®)
Mitchell Smiles EVP Sales, Mass & Club	30+ years apparel industry involvement with extensive sales experience in mass market & wholesale club channels
Susan Firavanti SVP, Global Sourcing	Global sourcing veteran with 25+ years in apparel sourcing business
Maura Langley CFO	17+ years of finance experience; CPA & CGMA; 9 years in the apparel industry

Actions Taken to Reposition Company

Disposed of our rapidly deteriorating women's businesses in 2011

Acquired a manufacturing business, Rio Garment, in August 2011

- New distribution channels: mass market and vertical specialty stores
- Vertical integration, speed-to-market

Phased out legacy licenses with declining sales and replaced them with licenses for well-recognized and growing brands

- Dockers® and Panama Jack®

Broadened and diversified our customer base both domestically and internationally with our scott james® product

Cost reduction program

Management upgrade

AND AS A RESULT...
Increased sales, lowered SG&A, grew gross margins and reduced operating loss during what is historically considered the Company's two weakest quarters

Repositioned company into higher operating profit businesses for growth and profitability as supported by 1H2012 financials

Hampshire Group Today: 2 Divisions

New Business Model Leverages Design, Manufacturing and Marketing Capability

Hampshire Brands

HAMPSHIREBRANDS

Designer and marketer of men's sportswear to department and chain stores, as well as mass market retailers under licensed, owned and private labels

2012 Projected Net Sales: $50M

Rio Garment

Rio Garment S.A.

Honduras-based apparel manufacturer, which designs and manufactures knit tops for men, women and children

2012 Projected Net Sales: $70M

Hampshire Brands: Strong Portfolio of Licensed and Owned Brands

Represent Brands with National Followings; Year-Round Provider of Men's Products

DOCKERS

- Multi-year license with Dockers for men's "good" category tops in U.S.

Panama Jack

- Panama Jack license for new line of lifestyle apparel for men
  - Expansion into Wal-Mart and Kmart

HARD CANDY

- Supplier of Hard Candy tops to Wal-Mart

Private Label

- Sweaters and tops to a wide variety of chain & vertical specialty stores

Full Year Sales Impact First Recognized in 2013

Hampshire Brands: scott james®

scott james

Rapidly Growing Designer Apparel Collection for Men

- **Building brand equity** → Represents significant potential for margin growth, geographic diversification and royalty income
- Ability to leverage current infrastructure
- Sold in upscale department and specialty stores as well as flagship scott james® retail store and online
- Licensed wholesale and retail rights for Canada to One Agency, part of The Trimera Group



Rio: Western Hemisphere Manufacturing

- Honduras-based manufacturer acquired in August 2011
- Significant market opportunity: 3.2 B T-shirts sold last year in U.S.
- Historically has served the vertical specialty store channel
- Close proximity to U.S. with an abundant, cost-effective labor supply
- Customer base
  - Largest customer = Aéropostale
  - Stable base of business
- Expansion opportunities
  - Ability to produce for a variety of apparel categories including performance and fashion
  - Current infrastructure in place to support growth



Multiple Growth and Margin Opportunities

Evolving Distribution Strategy

Cross-selling Opportunities

Leveragable Platform for Acquisition and Licensing Opportunities

Margin Expansion Opportunities

Evolving Distribution Strategy…

Diverse Merchandise Assortment Opens New Channels

Department & Chain Stores → Vertical Specialty, Mass Market and Direct to Consumer

Pursue International Markets with Additional License and Distribution Agreements for scott james®

Expand Direct to Consumer Channel via eCommerce and Company Owned Retail Stores

…Creates Opportunity to Grow Customer Base

Walmart
Save money. Live better.
AÉROPOSTALE
KOHL'S
bloomingdale's
ROSS
DRESS FOR LESS
FOREVER 21
SHAIA'S
Sears
jcp
p.s.
from aéropostale
Buckle
Belk
T.J.maxx
Marshalls
kmart
scott james
Online

Cross-Selling Opportunities

Walmart — Save money. Live better.

jcp

Sears

kmart

T.J.maxx

Marshalls

HAMPSHIREGROUP + Rio Garment S.A.

Hard Candy

AÉROPOSTALE

DOCKERS

Panama Jack

Leveragable Platform



Aéropostale
1987

Expand Into New Product Categories



Acquire New Brands

Grow Customer Base

Maximize/Leverage Existing Platform



Hard Candy

scott james

DOCKERS

Margin Expansion Opportunities



- Branded product opens doors to high-end, upscale retailers
- Reduced seasonality: Year-round relationship enabling strategic selling
- Improved sourcing initiatives
- Manufacturing efficiencies
- Leverage fixed cost base



Operating Profitability for 2H & FY 2012

- Increase in sales during 2Q12
- Significant reduction in loss from continuing operations
- Substantial increase in year-over-year backlog to $82.2 million

(in thousands)	FY 2011	1H12	2H12 Est.	FY12 Est.
Net Sales	$86,148	$40,741	$85,108	$125,849
Gross Profit	$14,560	$8,091	$18,275	$26,366
SG&A	$28,156	$17,340	$17,005	$34,345
Loss from Continuing Ops	($21,273)	($9,387)	$828	($8,559)
Adjusted EBITDA*	($7,931)	($6,593)	$2,685	($3,908)

	4Q 2011	2Q 2012
Cash & Cash Equivalents	$25,801	$10,336
Restricted Cash	—	$2,750
Accounts Receivable, Net	$13,150	$5,744
Inventories, Net	$18,591	$30,881
Borrowings Under Credit Facility	—	—
Working Capital**	$35,922	$28,128

*Adjusted EBITDA: Defined as Earnings before interest, taxes, depreciation, amortization and restricted compensation expense (including restricted stock and options expense).
**Excludes discontinued operations

Return to Profitability

- By year-end 2012, cost cutting initiatives since the disposition of the women's business will total over $3 million on an annualized basis
- Production efficiencies
- Gross margin improvement through optimization of operations
- Sales growth by leveraging our operations and personnel with new marketing initiatives, cross-selling and market diversification

As a result, our net sales target for 2013 is at least $145 million with an EBITDA margin of 3%
2014 and 2015 targets: year-over-year sales growth of 15%, EBITDA growth rate to exceed net sales growth rate.

Investment Considerations

- Experienced Management Team
- Turnaround and Rationalization of Business Well In-Process, Expect to be Completed in 2013
- New Business Model Leverages Fixed Costs and Core Competencies of Design, Manufacturing and Marketing
- Improving Financial Performance as Evidenced by Expected 2H12 and FY13 Profitability
- Multiple Growth Opportunities Leading to a Strong Return on Equity While Utilizing Significant NOLs
- No Long-term Indebtedness; Strong Working Capital/Cash Position